OTHER OPERATING (LOSSES) GAINS	12 Months Ended
Dec. 31, 2017
GAIN ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS [Abstract]
OTHER OPERATING (LOSSES) GAINS

10.	OTHER OPERATING (LOSSES) GAINS

(in thousands of $)	2017	2016	2015
Gain (loss) on cancellation of newbuilding contracts	—	(2,772)	30,756
Gain (loss) on sale of newbuilding contracts	—	—	78,167
Gain (loss) on lease termination	2,379	89	—
Gain (loss) on pool arrangements	2	—	—
	2,381	(2,683)	108,923

In January 2015, Frontline 2012 recorded a gain of $1.7 million following the receipt of $7.6 million in connection with the cancellation in December 2014 of hull D2174 at STX Dalian. There was no bank debt secured on this cancelled newbuilding and so none of the amount received was used to repay bank debt.

In June 2015, Frontline 2012 recorded a gain of $23.1 million following the receipt of $24.7 million in connection with the cancellation in October 2013 of hull J0106 at Jinhaiwan. There was no bank debt secured on this cancelled newbuilding and so none of the amount received was used to repay bank debt.

In August 2015, Frontline 2012 recorded a total gain of $3.0 million following the receipt of $7.3 million for each vessel in connection with the cancellation in June 2015 of hulls D2175 and D2176 at STX Dalian. There was no bank debt secured on this cancelled newbuilding and so none of the amount received was used to repay bank debt.

In October 2015, Frontline 2012 recorded a gain of $2.8 million following the receipt of $11.9 million in connection with the cancellation in May 2014 of hull D2171 at STX Dalian. There was no bank debt secured on this cancelled newbuilding and so none of the amount received was used to repay bank debt.

In January 2014, Frontline 2012 received $139.2 million from Avance Gas, a then equity investee, in connection with the agreed sale of eight VLGC newbuildings to Avance Gas immediately following their delivery to Frontline 2012 from the yard. This receipt was placed in a restricted account to be used for installments to be paid by Frontline 2012, past and future construction supervision costs and it also included a profit element to be transferred to cash and cash equivalents on delivery of each newbuilding. All vessels were delivered in 2015 and Frontline 2012 recognized an aggregate gain on sale of $78.2 million.

In June 2016, the Company entered into an agreement to sell its six MR tankers for an aggregate price of $172.5 million to an unaffiliated third party.Five of these vessels were delivered by the Company in August and September 2016 and the final vessel was delivered in November 2016. The Company recorded an impairment loss of $18.2 million in 2016 in respect of these vessels.

In October 2016, the Company entered into an agreement with STX Offshore & Shipbuilding Co., Ltd in Korea, or STX, to terminate the contracts for four VLCC newbuildings due for delivery in 2017. The Company recorded a loss of $2.8 million related to these contract terminations.

In the year ended December 31, 2017 we terminated the leases on two VLCCs and two Suezmax tankers, recognizing a loss of $2.4 million. In the year ended December 31, 2016 we terminated the lease on one VLCC and recognized a loss of $0.1 million. In the year ended December 31, 2015 we terminated the lease on one Suezmax tanker with no gain or loss recognized. Further information on the gain (loss) on termination of leases can be found in note 19.